UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 13, 2025
Luxfer Holdings PLC
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35370	98-1024030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3016 Kansas Avenue,
Riverside, CA, 92507
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: +1 414-269-2419

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value £0.50 each	LXFR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Stewart Watson to Board of Directors
Luxfer Holdings PLC (the “Company”) today announced the appointment of Stewart Watson to the Company’s Board of Directors, effective September 1, 2025. Upon joining the Board, Mr. Watson will serve on the Nominating and Governance Committee and the Audit Committee.
Mr. Watson is a CIMA qualified accountant and a seasoned executive with more than 35 years of leadership experience, including over two decades in the aerospace and defense industry. He spent 23 years at Meggitt PLC, where he held several senior positions, including President of the Meggitt Equipment Group, and served as Divisional Finance Director with responsibility for global operations across the US, UK, Canada, and Spain, including two years working in California.
In appointing Mr. Watson, the Board considered Mr. Watson’s extensive experience in strategic planning, operational transformation, international business leadership, and M&A execution. There are no arrangements or understandings between Mr. Watson and any other person pursuant to which Mr. Watson was appointed to serve on the Board of Directors. There are no family relationships between Mr. Watson and any other director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
For his service as a Non-Executive Director, Mr. Watson will be compensated in accordance with the Company’s Directors’ Remuneration Policy and will receive the standard remuneration provided to the Company’s current Non-Executive Directors, which is further described in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on April 25, 2025. In accordance with the Company’s customary practice, Mr. Watson and the Company have entered into the Company’s standard Non-Executive Director Appointment Agreement.
A copy of the Company’s press release announcing Mr. Watson’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
    (d)    Exhibits
99.1    Luxfer Press Release dated August 13, 2025
104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Luxfer Holdings PLC
(Registrant)
Date: August 14, 2025

By: /s/ Benjamin M. Coulson
Name: Benjamin M. Coulson
Title: Corporate Controller & Company Secretary